UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2020

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)

(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2020 Target Corporation announced that its Board of Directors elected Derica W. Rice and Christine A. Leahy as directors of Target Corporation, effective August 31, 2020 and January 1, 2021, respectively.

Mr. Rice, 55, served as EVP of CVS Health and President of its pharmacy benefit management business, CVS Caremark, from March, 2018 to February 2020. Prior to that, he served as EVP of global services and CFO of Eli Lilly and Company, a global pharmaceutical company, from 2006 to 2017. Mr. Rice is currently a director of The Walt Disney Company and will become a director of Bristol-Myers Squibb Company on September 1, 2020. He previously served as a director of Target Corporation from September, 2007 to January, 2018.

Ms. Leahy, 56, has been President and Chief Executive Officer and a director of CDW Corporation, a multi-brand technology solutions provider to business, government, education and health care customers, since January, 2019. She has been employed by CDW since January 2002, serving as Chief Revenue Officer from July 2017 to December 2018, Senior Vice President – International from May 2016 to July 2017, and Chief Legal Officer/General Counsel and Corporate Secretary from January 2002 to July 2017.

The Board has appointed Mr. Rice to the Audit & Finance Committee and the Governance Committee. No action has been taken at this time with respect to Ms. Leahy’s committee appointments.

Each of Mr. Rice and Ms. Leahy will receive a one-time grant of RSUs with a grant date fair value of $50,000 and the annual compensation we provide to non-employee directors described in our proxy statement.

A copy of the News Release describing these changes to the Board of Directors is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99	Target Corporation’s News Release dated August 26, 2020 relating to changes to the Board of Directors

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: August 26, 2020	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer